TRADE AND OTHER RECEIVABLES - Trade receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Trade receivables:
Open accounts	$ 8,996	$ 7,040
Checks receivable	37	22
Total trade receivables, gross	9,033	7,062
Less - allowance for doubtful accounts	493	270
Trade receivable	8,540	6,792
Presented in the statements of financial position as follows:
Under current assets	8,384	6,549
Under non-current assets	156	243
Trade receivable	$ 8,540	$ 6,792